SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OF 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 September 26, 1996
                Date of Report (Date of earliest event reported)

                      Ray Ellison Mortgage Acceptance Corp.
             (exact name of registrant as specified in its charter)



       Texas                        33-76642                   74-2337351
State or other jurisdiction        Commission                 I.R.S. Employer
      of incorporation               File No.                      ID Number


              70 NE Loop 410, Suite 545, San Antonio, Texas 78216
                    (Address of Principal Executive Offices)


              Registrant's telephone number, including area code:
                                 (210) 342-1085


         P.O. Box 5250, 4800 Fredericksburg Road, San Antonio, Texas 78201
                     (Former Address, if Changed since last Report)


                                     1 of 3

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    Form 8-K

Item 2(a)

Purchase of GNMA certificates on September 26, 1996, in the amount of $8,692,794.62 from REMIC Mortgage, Inc. Funds were generated through the issuance of Ray Ellison Mortgage Acceptance Corp. 7.10% GNMA-Collateralized Bonds Series 1996C, due September 30, 2027, as follows:

Source of Funds:


Bonds Issued                                                  $  9,000,000.00

Underwriting Expenses and Commission                              (315,000.00)

Advance from Affiliated Company                                      7,794.62
                                                              ----------------
                                                               $ 8,692,794.62
                                                              ================
Application of Funds:

Purchase of GNMA Certificates                                $   8,692,794.62
                                                              ================


See also the enclosed Ray Ellison Mortgage Acceptance Corp., Issuer, and The Bank of New York, Trustee, Series 1996C Supplement dated September 30, 1996, to the Indenture dated as of August 1, 1992.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      RAY ELLISON MORTGAGE ACCEPTANCE CORP.



                           /s/ LOCKSLEY SIMMONS
                          Vice President and Treasurer


                           Date:  September 26, 1996

Exhibit Index

EX-4.1 Series 1996C Supplement dated as of September 26, 1996 to Indenture dated as of August 1, 1992 between Ray Ellison Mortgage Acceptance Corp., Issuer, and The Bank of New York, Trustee.
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